SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 11, 2007 (December 11, 2007)
Date of Report (Date of earliest event reported)
Energy Transfer Partners, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification Number)
3738 Oak Lawn Avenue,
Dallas, TX 75219
(Address of principal executive offices)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
On December 11, 2007, Energy Transfer Partners, L.P. issued a press release announcing management’s recommendation relating to the cash distribution for the four-month period ending December 31, 2007. A copy of this press release is being filed as an exhibit to this report and is incorporated herein by reference.
Additionally, on December 11, 2007, Energy Transfer Partners, L.P. issued a press release announcing ETP’s updated 2008 and 2009 financial guidance. A copy of this press release is being furnished as an exhibit to this report and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits. Exhibit 99.1 below is being filed herewith. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

99.1	Energy Transfer Partners, L.P. Press Release, dated December 11, 2007.

99.2	Energy Transfer Partners, L.P. Press Release, dated December 11, 2007.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	Energy Transfer Partners GP, L.P.,
its general partner

By:	Energy Transfer Partners, L.L.C.,
its general partner

Date: December 11, 2007	/s/ Brian J. Jennings
Brian J. Jennings
Chief Financial Officer

Exhibit Index
Exhibits

99.1	Energy Transfer Partners, L.P. Press Release, dated December 11, 2007.

99.2	Energy Transfer Partners, L.P. Press Release, dated December 11, 2007.